UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 28, 2010

The Allstate Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. — Financial Information

Item 2.02.                    Results of Operations and Financial Condition.

On April 28, 2010, the registrant issued a press release announcing its financial results for the first quarter of 2010, and the availability of the registrant’s first quarter investor supplement on the registrant’s web site.  The press release and the investor supplement are furnished as Exhibits 99.1 and 99.2 to this report.  The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Section 9. — Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                       Registrant’s press release dated April 28, 2010

99.2                                                       First quarter 2010 Investor Supplement of The Allstate Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By	/s/ Samuel H. Pilch
Name: Samuel H. Pilch
Title: Controller

Dated: April 28, 2010